UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2017

GENERAL MILLS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-01185	41-0274440
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Number One General Mills Boulevard Minneapolis, Minnesota	55426
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (763) 764-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 26, 2017, General Mills, Inc. held its 2017 Annual Meeting of Shareholders. There were 492,070,761 shares of common stock represented either in person or by proxy at the meeting. We have disclosed the final results for each matter voted upon, including the number of votes cast for or against, the number of abstentions, and, as applicable, the number of broker non-votes.

1.	Election of Directors. Shareholders elected the following individuals as directors of the company by the following votes:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Bradbury H. Anderson	371,512,191	4,389,839	1,461,260	114,707,471
Alicia Boler Davis	373,989,744	2,092,531	1,281,015	114,707,471
R. Kerry Clark	371,403,714	3,750,900	2,208,676	114,707,471
David M. Cordani	373,412,350	2,618,806	1,332,134	114,707,471
Roger W. Ferguson Jr.	367,716,876	8,272,374	1,374,040	114,707,471
Henrietta H. Fore	366,084,580	9,966,100	1,312,610	114,707,471
Jeffrey L. Harmening	374,140,804	1,958,186	1,264,300	114,707,471
Maria G. Henry	373,541,723	2,541,099	1,280,468	114,707,471
Heidi G. Miller	363,388,263	12,608,605	1,366,422	114,707,471
Steve Odland	369,014,883	7,030,946	1,317,461	114,707,471
Kendall J. Powell	371,456,478	4,705,405	1,201,407	114,707,471
Eric D. Sprunk	374,010,791	2,003,843	1,348,656	114,707,471
Jorge A. Uribe	373,536,885	2,496,615	1,329,790	114,707,471

2.	Approval of the 2017 Stock Compensation Plan. A new Stock Compensation Plan for company managers and non-employee directors was approved to replace existing plans. The proposal was supported by 88.4% of the votes cast “for,” “against,” and “abstaining” on the proposal.

For	Against	Abstain	Broker Non-Votes
333,750,457	40,615,188	2,997,645	114,707,471

3.	Advisory Vote on Executive Compensation. On an advisory basis, shareholders approved the compensation of the company’s named executive officers. The proposal was supported by 95.2% of the votes cast “for” and “against” it.

For	Against	Abstain	Broker Non-Votes
355,917,185	17,859,573	3,586,532	114,707,471

4.	Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation. On an advisory basis, shareholders approved holding the company’s advisory vote on executive compensation for its named executive officers on an annual basis. The proposal was supported by 88.0% of the votes cast in favor of an annual advisory vote, excluding abstentions. Based on the board of directors’ recommendation in the Proxy Statement and the voting results, the company has determined to hold an advisory vote on executive compensation annually.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
330,858,861	1,880,668	43,034,104	1,589,657	114,707,471

5.	Ratification of Appointment of Independent Registered Public Accounting Firm. Shareholders ratified the appointment of KPMG LLP as the company’s independent registered public accounting firm for the fiscal year ending May 27, 2018. The proposal was supported by 98.7% of the votes cast “for” and “against” it.

For	Against	Abstain	Broker Non-Votes
483,704,367	6,465,158	1,901,236	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2017

GENERAL MILLS, INC.

By:	/s/ Richard C. Allendorf
Name:	Richard C. Allendorf
Title:	Senior Vice President, General Counsel and Secretary